NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $71,309.11
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4       $57,788.19
+ Annual Premium*                       $17,000.00
- Premium Expense Charge**                 $850.00
- Monthly Deduction***                   $1,251.83
- Mortality & Expense Charge****           $659.32
+ Hypothetical Rate of Return*****        ($717.93)
                                        ----------
=                                          $71,309 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---

           1               $34.27
           2               $34.28
           3               $34.29
           4               $34.30
           5               $34.31
           6               $34.31
           7               $34.32
           8               $34.33
           9               $34.34
          10               $34.35
          11               $34.36
          12               $34.36

          Total           $411.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month      Interest
          -----      --------

           1         ($60.82)
           2         ($60.64)
           3         ($60.46)
           4         ($60.28)
           5         ($60.10)
           6         ($59.92)
           7         ($59.74)
           8         ($59.56)
           9         ($59.38)
          10         ($59.20)
          11         ($59.02)
          12         ($58.84)

          Total     ($717.93)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $71,309.11
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                   $52,614 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $85,546.60
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $67,235.41
+ Annual Premium*                        $17,000.00
- Premium Expense Charge**                  $850.00
- Monthly Deduction***                    $1,246.64
- Mortality & Expense Charge****            $744.43
+ Hypothetical Rate of Return*****        $4,152.25
                                         ----------
=                                           $85,547 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $33.92
           2             $33.92
           3             $33.91
           4             $33.90
           5             $33.90
           6             $33.89
           7             $33.88
           8             $33.88
           9             $33.87
          10             $33.86
          11             $33.86
          12             $33.85

          Total         $406.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $341.98
           2            $342.71
           3            $343.44
           4            $344.17
           5            $344.90
           6            $345.64
           7            $346.38
           8            $347.12
           9            $347.86
          10            $348.61
          11            $349.35
          12            $350.10

          Total       $4,152.25

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $85,546.60
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                   $66,852 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $102,229.84
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $77,872.49
+ Annual Premium*                        $17,000.00
- Premium Expense Charge**                  $850.00
- Monthly Deduction***                    $1,240.69
- Mortality & Expense Charge****            $840.24
+ Hypothetical Rate of Return*****       $10,288.28
                                         ----------
=                                          $102,230 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $33.53
           2            $33.50
           3            $33.48
           4            $33.45
           5            $33.43
           6            $33.40
           7            $33.38
           8            $33.35
           9            $33.33
          10            $33.30
          11            $33.28
          12            $33.25

          Total        $400.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $824.89
           2            $830.64
           3            $836.43
           4            $842.27
           5            $848.15
           6            $854.08
           7            $860.07
           8            $866.09
           9            $872.17
          10            $878.30
          11            $884.48
          12            $890.70

          Total      $10,288.28

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $102,229.84
- Year 5 Surrender Charge         $18,694.85
                                 -----------
=                                    $83,535 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $69,540.34
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $56,486.23
+ Annual Premium*                         $17,000.00
- Premium Expense Charge**                   $850.00
- Monthly Deduction***                     $1,748.18
- Mortality & Expense Charge****             $645.18
+ Hypothetical Rate of Return*****          ($702.53)
                                          ----------
=                                            $69,540 (rounded to the nearest
                                                      dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $55.60
           2            $55.61
           3            $55.63
           4            $55.64
           5            $55.66
           6            $55.67
           7            $55.69
           8            $55.70
           9            $55.72
          10            $55.74
          11            $55.75
          12            $55.77

          Total        $668.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1          ($59.72)
           2          ($59.50)
           3          ($59.29)
           4          ($59.08)
           5          ($58.86)
           6          ($58.65)
           7          ($58.44)
           8          ($58.22)
           9          ($58.01)
          10          ($57.80)
          11          ($57.59)
          12          ($57.38)

          Total      ($702.53)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $69,540.34
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                   $50,845 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $83,531.18
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $65,784.00
+ Annual Premium*                        $17,000.00
- Premium Expense Charge**                  $850.00
- Monthly Deduction***                    $1,739.91
- Mortality & Expense Charge****            $728.98
+ Hypothetical Rate of Return*****        $4,066.06
                                         ----------
=                                           $83,531 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $55.04
           2            $55.03
           3            $55.02
           4            $55.01
           5            $55.00
           6            $55.00
           7            $54.99
           8            $54.98
           9            $54.97
          10            $54.96
          11            $54.96
          12            $54.95

          Total        $659.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1           $335.85
           2           $336.39
           3           $336.93
           4           $337.47
           5           $338.01
           6           $338.55
           7           $339.10
           8           $339.65
           9           $340.20
          10           $340.75
          11           $341.30
          12           $341.86

          Total      $4,066.06

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $83,531.18
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                   $64,836 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $99,935.21
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $76,257.50
+ Annual Premium*                        $17,000.00
- Premium Expense Charge**                  $850.00
- Monthly Deduction***                    $1,730.43
- Mortality & Expense Charge****            $823.35
+ Hypothetical Rate of Return*****       $10,081.49
                                         ----------
=                                           $99,935 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $54.41
           2            $54.37
           3            $54.33
           4            $54.30
           5            $54.26
           6            $54.22
           7            $54.19
           8            $54.15
           9            $54.11
          10            $54.07
          11            $54.03
          12            $53.99

          Total        $650.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $810.35
           2            $815.62
           3            $820.93
           4            $826.28
           5            $831.68
           6            $837.12
           7            $842.61
           8            $848.14
           9            $853.71
          10            $859.33
          11            $865.00
          12            $870.71

          Total      $10,081.49

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $99,935.21
- Year 5 Surrender Charge        $18,694.85
                                 ----------
=                                   $81,240 (rounded to the nearest dollar)